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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 13, 1999
              --------------------------------------------------
              (Date of Report) (Date of earliest event reported)

                             SUN MICROSYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               0-15086                 94-2805249
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
  of incorporation)                  File Number)          Identification No.)

901 San Antonio Road, Palo Alto, California              94303
-------------------------------------------            ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:       (650) 960-1300
                                                   -----------------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On September 10, 1999, the registrant issued the press release attached hereto as Exhibit 99.1 reporting that William J. Raduchel, registrant's Chief Strategy Officer, has resigned his employment with registrant effective September 13, 1999.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press release dated September 10, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 1999               SUN MICROSYSTEMS, INC.


                                       By: /s/ MICHAEL E. LEHMAN
                                           -------------------------------------
                                           Michael E. Lehman
                                           Vice President, Corporate Resources
                                           and Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
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
99.1   Press Release dated September 10, 1999.
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